UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2009
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

415 West Wall, Suite 500
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 789-1180
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Extension of Closing Deadline for Acquisition of Cochran County Properties

On April 21, 2009, Doral Energy Corp. (the “Company”) entered into an agreement to modify the terms of their letter agreement (the “Letter Agreement”) with Miltex Oil Company (“Miltex”) for the purchase of three oil and gas leases located in Cochran County, Texas (the “Cochran County Properties”).

The Company has re-negotiated with Miltex the terms of their proposed acquisition of Miltex’s six (6) San Andres waterflood units (the “Cochran County Properties” or the “Miltex Properties”). The deadline for the Company’s proposed acquisition of the Miltex Properties has been changed from April 21, 2009 to May 29, 2009, with extension clauses to adjust the closing date to July 31, 2009, if necessary. The effective date of the proposed Miltex Properties acquisition, however, remains at the original date of March 1, 2009. If closing occurs by the May 29, 2009 scheduled closing date, the revised total acquisition cost of the Miltex Properties will be $2,635,000 plus 25,000 shares of the Company’s common stock, of which $2,400,000 will be payable to Miltex at closing. If the closing date is extended to June 30, 2009, the Company will pay an additional $10,000 to Miltex and will issue an additional 25,000 shares of the Company’s common stock. If the closing date is extended to July 31, 2009, the Company will pay to Miltex an additional $50,000. The shares to be issued to Miltex will be issued pursuant to the registration exemptions provided by Regulation D of the Securities Act of 1933 (the “Securities Act”). The Company has granted piggy-back registration rights to Miltex.

Item 3.02 Unregistered Sale of Equity Securities

On April 21, 2009, under the amended terms of the Letter Agreement described under Item 1.01 above, the Company has agreed to issue 25,000 shares of its common stock to Miltex. If the Company wishes to extend the proposed closing date for the acquisition of the Miltex Properties, the Company will be required to issue an additional 25,000 shares of the Company’s common stock to Miltex. Miltex has provided the Company with representations and warranties that it is an “accredited investor” as defined under Rule 501 promulgated under the Securities Act.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Letter Agreement dated January 15, 2009 between Doral Energy Corp. and Miltex Oil Company.(1)

10.2	Agreement to modify Letter Agreement dated March 31, 2009 between Doral Energy Corp. and Miltex Oil Company.(2)

10.3	Agreement to modify Letter Agreement dated April 21, 2009 between Doral Energy Corp. and Miltex Oil Company.

99.1	News Release dated April 22, 2009.

(1)	Filed as an exhibit to our Current Report on Form 8-K filed on January 22, 2009.
(2)	Filed as an exhibit to our Current Report on Form 8-K filed on April 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: April 27, 2009
	By:	/s/ Everett Willard Gray, II

EVERETT WILLARD GRAY, II
Vice Chairman of the Board
and Chief Executive Officer